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                                                                     EXHIBIT 3.6


                             ARTICLES OF AMENDMENT
                      TO THE ARTICLES OF INCORPORATION OF
                        SBA COMMUNICATIONS CORPORATION

                          SECOND AMENDED AND RESTATED
                 STATEMENT OF DESIGNATION, PREFERENCES, RIGHTS
                       AND LIMITATIONS AMENDING TERMS OF
                  4% SERIES A CONVERTIBLE PREFERRED STOCK, 4%
SERIES B REDEEMABLE PREFERRED STOCK, 4% SERIES C CONVERTIBLE
         PREFERRED STOCK AND 4% SERIES D REDEEMABLE PREFERRED STOCK OF
                        SBA COMMUNICATIONS CORPORATION

     RESOLVED, that on June 7, 1999, the Board of Directors and shareholders of the Corporation desired that the preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the 4% Series A Convertible Preferred Stock, $.01 par value per share, consisting of 8,050,000 shares issued and authorized (the "Series A Preferred Stock"), the 4% Series B Redeemable Preferred Stock, $.01 par value per share, consisting of 8,050,000 shares authorized, no shares issued (the "Series B Preferred Stock"), the 4% Series C Convertible Preferred Stock, par value $.01 per share, consisting of up to 4,472,272 shares authorized, no shares issued (the "Series C Preferred Stock"), and the 4% Series D Redeemable Preferred Stock, par value $.01 per share, consisting of up to 4,472,272 shares authorized, no shares issued (the "Series D Preferred Stock"), shall be amended and restated as set forth in this Second Amended and Restated Statement of Designation, Preferences, Rights and Limitations, as follows:

             A.  4% SERIES A CONVERTIBLE PREFERRED STOCK
                 ---------------------------------------

1.   Dividends.
     ---------

     (a) The holders of outstanding shares of Series A Preferred Stock shall be entitled, in preference to the holders of any and all other classes of capital stock of the Corporation (other than the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock, which will rank equally with the Series A Preferred Stock as to dividends), to receive, out of any funds legally available therefor, cumulative dividends on the Series A Preferred Stock in cash, at the rate per annum of four percent (4%) of the Series A Base Liquidation Amount (as defined in Section A.2 below), subject to proration for partial years on the basis of a 365-day year ("Series A Cumulative Preference Dividends"). Such dividends will accumulate commencing as of the date of issuance of the Series A Preferred Stock and will be cumulative, to the extent unpaid, whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends on the Series A Preferred Stock shall be payable upon conversion of the Series A Preferred Stock into Class A Common Stock and Series B Preferred Stock. Dividends paid in cash in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series A Preferred Stock, including fractions, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. At
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any time when shares of Series A Preferred Stock are outstanding and the Series
A Cumulative Preference Dividends have not been paid in full in cash: (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation ranking junior to the Series A Preferred Stock; and no shares of capital stock of the Corporation ranking junior to the Series A Preferred Stock shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof. All numbers relating to the calculation of dividends pursuant to this Section A.1(a) shall be subject to equitable adjustment in the event of any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the Series A Preferred Stock. At the time of the fifth anniversary following the initial sale of the Series A Preferred Stock, the dividend rate on the Series A Preferred Stock shall increase to 8% of the Series A Base Liquidation Amount per annum. On the sixth anniversary date, the dividend rate on the Series A Preferred Stock shall increase to 14% of the Series A Base Liquidation Amount per annum.

     (b) Notwithstanding the foregoing, while any of the Corporation's Senior Discount Notes Due 2008, or any refinancing thereof (the "Senior Notes") remain outstanding, the Corporation shall not be permitted to pay any cash dividends upon the Series A Preferred Stock (including any such dividends payable in connection with a conversion of the Series A Preferred Stock) and the holders of the Series A Preferred Stock shall not be entitled to receive any such dividends, if and to the extent that such dividends would be prohibited by any term or provision of the indenture governing the Senior Notes issued by the Corporation on or prior to April 1, 1998, as the same is in effect on the date of original issuance of the Senior Notes and as may be amended, supplemented or modified from time to time (the "Indenture"), or any documents relating to any refinancing of the Senior Notes; provided that the covenant under the caption "Restricted Payments" in the Indenture, or any documents relating to any refinancing of the Senior Notes, will not be materially more restrictive with regard to payments than the restrictions set forth in the covenant under the caption "Certain Covenants--Restricted Payments" set forth in the Company's final Offering Memorandum, dated February 25, 1998 (the "Referenced Document"), and provided further that no such amendment, supplement or modification of the Indenture, or any documents relating to any refinancing of the Senior Notes, shall (i) increase the aggregate principal amount of Senior Notes outstanding,
(ii) be materially more restrictive with regard to payments than the restrictions set forth in the covenant under the caption "Certain Covenants-- Restricted Payments" in the Referenced Document or (iii) extend the maturity of the Senior Notes. Any change that will prohibit a payment that would otherwise be permitted pursuant to the Referenced Document will be deemed material.

2.   Liquidation Preferences.
     -----------------------

     (a) In the event of any distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including by consolidation, merger, share exchange or sale of all or substantially all of the assets of the Corporation (in each case, an "Event of Dissolution"), each holder of outstanding shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings, and before any amount shall be paid or

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distributed to the holders of Class A Common Stock or Class B Common Stock or of
any other stock ranking on liquidation junior to the Series A Preferred Stock (other than the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock, which will rank equally with the Series A Preferred Stock in an Event of Dissolution) an amount in cash equal to the greater of (i) the sum of (a) $3.726708075 per share (adjusted appropriately for stock splits, stock dividends, recapitalizations and the like with respect to the Series A Preferred Stock), plus (b) any accumulated but unpaid dividends to which such holder of outstanding shares of Series A Preferred Stock is entitled pursuant to Section A.1 hereof (the sum of (a) and (b) being referred to as the "Series A Base Liquidation Amount") or (ii) the amount per share of Series A Preferred Stock which the holders thereof would have received if all such shares had been converted to Class A Common Stock and Series B Preferred Stock pursuant to Sections A.5, A.6 or A.7 hereof immediately prior to such Event of Dissolution, less any amount previously distributed on such shares in connection with such Event of Dissolution; provided, however, that if, upon any Event of Dissolution,
                      --------  -------
the amounts payable with respect to the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

     (b) After full payment shall have been made to the holders of shares of the Series A Preferred Stock (and Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock in accordance with Sections B.2, C.2 and D.2, respectively), any balance of the assets of the Corporation then remaining shall be allocated to the holders of shares of other classes of stock ranking junior to the Series A Preferred Stock, including the holders of Class A Common Stock and Class B Common Stock, in accordance with the respective interests therein.

3.   Voting Rights.
     -------------

     (a) Except as otherwise expressly provided in these Amended and Restated Articles of Incorporation, or as required by the Florida Business Corporation Act (the "FBCA"), the holders of shares of Series A Preferred Stock shall vote together with the holders of Class A Common Stock, Class B Common Stock and Series C Preferred Stock as a single voting group on all actions to be taken by the shareholders of the Corporation. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal (i) the largest number of whole shares of Class A Common Stock into which such shares of Series A Preferred Stock could be converted, pursuant to the provisions of Sections A.5, A.6 or A.7 hereof, multiplied by
(ii) ten (10) at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

     (b) Except as expressly provided herein or as required by law, as long as 20% or more of the greatest number of shares of Series A Preferred Stock issued remain outstanding, the Corporation shall not, without the approval by vote or written consent of the holders of at least 662/3% of the outstanding shares of Series A Preferred Stock; (i) authorize or issue any class or series of equity securities having equal or superior rights to the Series A Preferred Stock as to payment upon liquidation, dissolution or a winding up of the Corporation; (ii) enter into any agreement that would restrict the Corporation's ability to perform under any purchase agreement

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executed by the Corporation in connection with an issuance of Series A Preferred
Stock; (iii) amend its Articles of Incorporation or Bylaws in any way which adversely affects the rights and preferences of the holders of Series A
Preferred Stock as a class; (iv) sell or lease 20% or more of its assets, except in the ordinary course of business; (v) issue additional securities to employees, officers or directors, except securities issuable upon the exercise of options and warrants outstanding immediately prior to the issuance of any Series A Preferred Stock, or issuable upon the exercise of options granted in the future at fair market value; (vi) issue any securities for a price less than fair market value, other than as may be required by contractual commitments existing prior to the issuance of any Series A Preferred Stock; or (vii) adopt any stock option plan other than the Corporation's 1996 Stock Option Plan or increase the number of shares available for issuance under such plan.

     (c) The holders of the Series A Preferred Stock and Series C Preferred Stock, voting together as a single class, shall be entitled to elect two-fifths (2/5) of the number of directors on the Board of Directors of the Corporation.

4.   Redemption.
     ----------

     (a) Commencing on the fifth anniversary of the initial sale of the Series A Preferred Stock (the "Redemption Commencement Date"), the Corporation shall, to the extent it may do so under applicable law, redeem all of the outstanding shares of Series A Preferred Stock at a price equal to the Series A Base Liquidation Amount at the time of redemption. Such redemption shall occur in two payments, the first to occur on the Redemption Commencement Date and the second to occur one (1) year thereafter (each a "Payment Date"). Each payment (a "Redemption Payment") shall be in an amount equal to one-half of the Series A Base Liquidation Amount calculated as of the date of such payment, with the final Redemption Payment in an amount necessary to fully redeem all remaining outstanding Series A Preferred Stock at a price equal to the Series A Base Liquidation Amount.

     (b) On each Payment Date, the Corporation shall redeem shares of Series A Preferred Stock ratably from the holders thereof to the extent of the Redemption Payment due on such date, according to the respective amounts which would be payable with respect to the full number of Series A Preferred Stock to be redeemed from them on such date, as if all such Series A Preferred Stock were redeemed in full. The Redemption Payment shall be payable in cash in immediately available funds on the Payment Date. Any outstanding shares of Series A Preferred Stock not redeemed shall remain outstanding. All shares of Series A Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Redemption Price therefor has been indefeasibly paid in full in cash or has been deposited with an independent payment agent pursuant to Section A.4(c). Any Series A Preferred Stock which would otherwise be redeemed on a Payment Date may be converted by the holder thereof to Class A Common Stock and Series B Preferred Stock, in accordance with the provisions hereof, at any time prior to the close of business on the last business day next preceding such Payment Date.

     (c) On or before the Redemption Commencement Date, the Corporation will give written notice by mail, postage prepaid to the holders of record of Series A Preferred Stock to be redeemed, such notice to be addressed to each such holder at its post office address shown by the records of the Corporation, specifying the place of such redemption; provided, however, that the Corporation's failure to give such notice shall in no way affect its obligation to redeem the shares of Series A Preferred Stock as provided in this Section A.4. If on or before a Payment Date, the funds necessary for satisfaction of the Redemption Payment on such date shall have been deposited with an independent payment agent so as to be, and continue to be, available for such redemption, then, notwithstanding that any certificate for shares of Series A Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on the Payment Date, the shares to be redeemed as of such Payment Date shall no longer be deemed outstanding, any dividends thereof shall cease to accrue, and all rights with respect to such shares shall forthwith cease, except the conversion rights pursuant to Sections A.5 and A.6, and the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Payment applicable to such Series A Preferred Stock without interest thereon.

     (d) If the funds of the Corporation legally available for redemption of Series A Preferred Stock on a Payment Date are insufficient to pay the Redemption Payment then due and to redeem the number of outstanding Series A Preferred Stock to be redeemed on such Payment Date, the Corporation shall redeem such shares of Series A Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of such Series A Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series A Preferred Stock to be redeemed from them on such date, as if all such Series A Preferred Stock were redeemed in full. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Preferred Stock, such funds will be used to redeem the balance of such Series A Preferred Stock which would have otherwise been redeemed on such Payment Date, or such portion thereof for which funds are then available, on the basis set forth above.

     (e) Subsequent to the Redemption Commencement Date, until the full Series A Base Liquidation Amount has been paid in cash for all outstanding shares of Series A Preferred Stock: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation other than shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock; and (B) no shares of capital stock of the Corporation (other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or the Series D Preferred Stock) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

     (f) Upon receipt of the applicable Redemption Payment by certified check or wire transfer, each holder of shares of Series A Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or shall deliver an Affidavit of Loss with respect to such certificates at the principal executive office or the Corporation or the office of the transfer agent for the Series A Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Series A Preferred Stock and each surrendered certificate shall be canceled and retired.

     (g) All shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be returned to the status of authorized, unissued and undesignated shares of the Corporation's preferred stock, and all such shares shall no longer be governed by this Statement of Designation, Preferences, Rights and Limitations.

     (h) Notwithstanding anything in this Section A.4 to the contrary, the Corporation shall not be permitted to effect any redemption of the Series A Preferred Stock, and no holder thereof shall have any right to have his or her shares of Series A Preferred Stock redeemed by the Corporation, if at that time such redemption is not permitted by the terms and provisions of the Indenture or any refinancing thereof.

5.   Optional Conversion.
     -------------------

     (a) Beginning on and at all times after the effective date of this Second Amended and Restated Statement of Designation, Preferences, Rights and Limitations, the holder of each single share of the outstanding Series A Preferred Stock of the Corporation shall have the right to surrender the certificate or certificates evidencing such share(s) and receive, in lieu and in conversion thereof for each one (1) share of Series A Preferred Stock of the Corporation so surrendered, a certificate evidencing (i) a number of shares of Class A Common Stock of the Corporation equal to the quotient obtained by dividing $3.726708075 by the then applicable Conversion Price, plus (ii) one (1) share of Series B Preferred Stock of the Corporation. The "Conversion Price" of the Series A Preferred Stock is initially $3.726708075, subject to adjustment as provided in Section A.7(a) hereof. Fractional shares of Series A Preferred Stock may not be surrendered. Except as provided in Section A.1.(b) hereof, accumulated but unpaid dividends on the shares of Series A Preferred Stock converted shall be paid at the time of conversion, and such dividends are not convertible into Class A Common Stock or Series B Preferred Stock.

     (b) In the event the Corporation shall, at any time that any of the shares of Series A Preferred Stock are outstanding, be consolidated with or merged into any other corporation or corporations, or sell or lease all or substantially all of its property and business as an entirety, then lawful provision shall be made as part of the terms of such consolidation, merger, sale, or lease for the holder of any shares of Series A Preferred Stock thereafter to receive in lieu of such shares of Class A Common Stock and Series B Preferred Stock otherwise issuable to him upon conversion of his shares of Series A Preferred Stock, but at the Conversion Price which would otherwise be in effect at the time of conversion as hereinbefore provided, the same kind and relative amount of securities or assets as may be issuable, distributable, or payable upon such consolidation, merger, sale or lease, with respect to shares of Class A Common Stock of the Corporation.

     (c) The Corporation need not issue fractional shares in satisfaction of the conversion privilege of the shares of Series A Preferred Stock but, in lieu of fractional shares, the Corporation at its option may make a cash settlement in respect thereof equal to the purchase

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price of such Series A Preferred Stock, as adjusted in accordance with Section
A.7(a), multiplied by such fractional share amount, or may issue scrip certificates exchangeable together with other such scrip certificates aggregating one or more full shares for certificates representing such full share or shares. Until the exchange thereof for certificates representing full shares of Class A Common Stock and Series B Preferred Stock, the holder of any such scrip certificates shall not be entitled to receive dividends thereon, to vote with respect thereto, or to have any other rights by virtue thereof as a shareholder of the Corporation, except such rights, if any, as the Board of Directors may in its discretion determine in the event of dissolution of the Corporation.

     (d) The right of conversion of any holder of Series A Preferred Stock shall be exercisable only if he or she provides thirty (30) days prior written notice, by certified or registered mail, addressed to the attention of the Secretary of the Corporation at the principal office of the Corporation, of his or her intention to surrender shares of Series A Preferred Stock for conversion. Such conversion notice shall state the number of shares of Series A Preferred Stock to be converted.

     (e) As promptly as practicable after the surrender for conversion of any Series A Preferred Stock and considering the requirements for and in conformity with all applicable laws, including, but not limited to, the Securities Act of 1933, as amended, the Corporation shall deliver or cause to be delivered at the principal office of the Corporation (or such other places as may be designated by the Corporation) to or upon the written order of the holder of such Series A Preferred Stock, certificates representing the shares of Class A Common Stock and Series B Preferred Stock, issuable upon such conversion, issued in such name or names as such holder may direct. Shares of the Series A Preferred stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series A Preferred Stock for conversion and the rights of the holders of such Series A Preferred Stock shall cease at such time, and the person or persons in whose name or names the certificates for such surrender are to be issued shall be treated for all purposes as having become the record holder or holders of such Class A Common Stock and Series B Preferred Stock at such time; provided, however, that if the surrender is on any date when the stock transfer books of the Corporation shall be closed, the person or persons in whose name or names the certificates for such shares are to be issued shall be treated as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

     (f) The issuance of certificates for shares of Class A Common Stock and Series B Preferred Stock upon conversion of the Series A Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record of the Series A Preferred Stock so converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Corporation that such tax has been paid or is not due and payable.

6.   Automatic Conversion.
     --------------------

     (a) Each outstanding share of Series A Preferred Stock shall automatically be converted into (i) a number of shares of Class A Common Stock equal to the quotient obtained by dividing $3.726708075 by the then applicable Conversion Price, plus (ii) one (1) share of Series B Preferred Stock, immediately upon the first to occur of either of the following events (each, an "Automatic Conversion Event"): (A) the authorization of such conversion, including without limitation in an action by written consent in accordance with Section 607.0704, Florida Statutes, as amended from time to time, by the holders of not less than two-thirds (66 2/3%) of all of the then issued and outstanding shares of Series A Preferred Stock, or (B) the consummation by the Corporation of a public offering of its securities which offering shall (x) raise total gross proceeds to the Corporation of greater than or equal to $20,000,000 and (y) have a per share offering price (I) if such offering is consummated on or before June 30, 1998, greater than or equal to 150% of the then applicable Conversion Price, or (II) if such offering is consummated after June 30, 1998, greater than or equal to 200% of the then applicable Conversion Price (a "Qualified Public Offering").

     (b) On or after the date of an occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series A Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Class A Common Stock and Series B Preferred Stock into which such shares of Series A Preferred Stock are converted. Notwithstanding any other provisions herein to the contrary, on the date of the occurrence of an Automatic Conversion Event, each holder of record of the shares of Series A Preferred Stock shall be deemed to be the holder of record of the Class A Common Stock and Series B Preferred Stock issuable upon such conversion and no shares of Series A Preferred Stock shall be considered outstanding notwithstanding that the certificates representing such shares of Series A Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series A Preferred Stock, or that the certificates evidencing such shares of Class A Common Stock and Series B Preferred Stock shall not then be actually delivered to such holder; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Class A Common Stock and Series B Preferred Stock issuable upon such conversion unless certificates evidencing such shares of the Series A Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

7.   Provisions Relating to Automatic and Optional Conversions.
     ---------------------------------------------------------

     (a)  Adjustments to Conversion Price.
          -------------------------------

          (i)  Subdivision, Combination or Reclassification of Class A Common
               --------------------------------------------------------------
               Stock.
               -----

               (A) If the Corporation shall, while there are any shares of Series A Preferred Stock issued and outstanding, effect a subdivision of its shares of Common Stock into a greater number of such shares or a combination of such shares into a lesser number of shares, whether by forward or reverse stock split, stock dividend (payable in shares of Common Stock) or otherwise, the Conversion Price shall be proportionally increased or reduced, as the case may be, to reflect the effectuation of such subdivision or combination.

               (B) If the Corporation shall, while there are any shares of Series A Preferred Stock issued and outstanding, effect a capital reorganization or reclassification of the Common Stock or any distribution by the Corporation to holders of Class A Common Stock, whether in the form of stock, debt securities, or other assets or property of the Corporation, (each, an "Adjustment Event"), then, as a condition of such Adjustment Event, lawful and adequate provision shall be made whereby the holders of the Series A Preferred Stock shall thereafter have the right to acquire and receive upon conversion of the Series A Preferred Stock such shares of stock, securities, assets or property as would have been issuable or payable as a result of such Adjustment Event with respect to or in exchange for such number of outstanding shares of the Class A Common Stock as would have been received as if such Series A Preferred Stock were converted immediately prior to the consummation of such Adjustment Event.

               (C) In the event that an Adjustment Event shall occur by means of a merger, consolidation, combination, share exchange, or sale or lease of all or substantially all the assets of the Corporation, then as a condition of such Adjustment Event, lawful and adequate provision shall be made whereby the holders of the Series A Preferred Stock shall thereafter have the rights to acquire and receive upon conversion of their shares of Series A Preferred Stock, such shares of stock, securities or assets as would have been issuable or payable as part of such Adjustment Event with respect to or in exchange for such number of outstanding shares of the Class A Common Stock as would have been received upon conversion of the Series A Preferred Stock (in all instances) immediately before such Adjustment Event, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Series A Preferred Stock such that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price and of the number of shares of Class A Common Stock acquirable and receivable upon the conversion of the Series A Preferred Stock) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series A Preferred Stock (including an immediate adjustment, by reason of such Adjustment Event of the Series A Preferred Stock to the value for the Class A Common Stock reflected by the terms of such Adjustment Event if the value so reflected is less than the Conversion Price in effect immediately prior to such Adjustment Event). In the event of an Adjustment Event as a result of which a number of shares of Common Stock of the surviving or purchasing corporation is greater or lesser than the number of shares of Common Stock of the Corporation outstanding immediately prior to such Adjustment Event, then the Conversion Price in effect immediately prior to such Adjustment Event shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Class A Common Stock of the Corporation. The Corporation will not effect any such Adjustment Event unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the purchase or lease of such assets shall assume by written instrument mailed or delivered to the holders of the Series A Preferred Stock at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled.

          (ii) Issuance of Common Stock.  Except as provided in Sections
               ------------------------
               A.7(a)(iii) and A.7(a)(iv), if and whenever the Corporation shall issue or sell, or shall in accordance with subparagraphs (A) through (F), inclusive, of Section A.7(a)(iii) be deemed to have issued or sold, any shares of its Class A Common Stock, or options, warrants or other rights to purchase Class A Common Stock or securities convertible into Class A Common Stock, for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale, the Conversion Price shall, subject to subparagraphs (A) to (F) of Section A.7(a)(iii), be reduced to:

                 (A) For issuances or sales on or before 18 months after the date of the first issuance of Series A Preferred Stock, the Conversion Price shall equal such issuance or sale price.

                 (B) For issuances or sales after 18 months from the date of the first issuance of Series A Preferred Stock, the Conversion Price shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction; the numerator of which shall be (1) the number of shares of Class A Common Stock outstanding immediately prior to the issuance of such additional shares of Class A Common Stock, plus (2) the number of shares of Class A Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Class A Common Stock so issued would purchase at the Conversion Price in effect immediately prior to such issuance, and; the denominator of which shall be (1) the number of shares of Class A Common Stock outstanding immediately prior to the issuance of such additional shares of Class A Common Stock plus (2) the number of such additional shares of Class A Common Stock so issued.

          (iii) For purposes of determining the adjusted Conversion Price under Section A.7(a)(ii)(A) and (B), the following subsections (A) to
                 (F), inclusive, shall be applicable:

                 (A)  Issuance of Rights or Options. Except as provided Section
                      -----------------------------
                      A.7(a)(iv), in case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Class A Common Stock or any stock or other securities convertible into or exchangeable for Class A Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which such Class A Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Class A Common Stock issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Class A Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued by the Corporation for such price per share. No adjustment of the Conversion Price shall be made upon the actual issuance of such Convertible Securities except as otherwise provided in subsection (C) below.

                 (B)  Issuance of Convertible Securities. In case the
                      ----------------------------------
                      Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which such Class A Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Class A Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share, provided that, except as otherwise specified in subsection (C) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Class A Common Stock upon exercise of any Options for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this Section A.7(a) and no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

                 (C)  Change in Option Price or Conversion Rate. If the purchase
                      -----------------------------------------
                      price provided for in any Option referred to in subparagraph (A), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (A) or (B), or the rate at which any Convertible Securities referred to in subparagraphs (A) or
                      (B) are convertible into or exchangeable for Class A Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Section A.7(a)), the Conversion Price in effect at the time of such change shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration, or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subsection (A), or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for Class A Common Stock, shall be reduced at any time under or by reason or provisions with respect thereto designed to protect against dilution, then in case of the delivery of Class A Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Class A Common Stock and had adjustments been made upon the issuance of the shares of Class A Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is hereby reduced.

                 (D)  Treatment of Expired Options and Unexercised Convertible
                      --------------------------------------------------------
                      Securities.  On the expiration of any Option or the
                      ----------
                      termination of any right to convert or exchange any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                 (E)  Integral Transaction.  In case any Options shall be issued
                      --------------------
                      in connection with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                 (F)  Consideration for Stock.  In case any shares of Class A
                      -----------------------
                      Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any shares of Class A Common Stock, Options, or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration. In case any shares of Class A Common Stock, Options, or Convertible Securities shall be issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Class A Common Stock, Options, or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation, or, in the event of any sale of all or substantially all of the assets of the Corporation for stock or other securities of any corporation, this subsection shall be applied in the same manner as if the Corporation had been the surviving corporation in such consolidation or merger, or the purchasing corporation in such sale of assets; and for purposes of this sentence the Corporation shall be deemed:

                      (1) to have issued and sold a number of shares of its Class A Common Stock, Options, or Convertible Securities equal to the sum of (x) the number of shares of the Corporation's Class A Common Stock actually outstanding, (y) the number of shares of the Corporation's Class A Common Stock acquirable upon the exercise of all outstanding Options, and (z) the number of shares of the Corporation's Class A Common Stock acquirable upon conversion of all outstanding Convertible Securities, which those persons who were security holders of the surviving corporation immediately before the consummation of the transaction would have received in exchange for the common stock, options, and convertible securities of the surviving corporation held by them immediately after consummation of the transaction, based on the exchange ratio on which the transaction was consummated (i.e., the inverse of the ratio pursuant to which the Corporation's Class A Common Stock were exchangeable into the surviving corporation's securities) and assuming that Corporation had been the surviving corporation; and

                      (2) to have received in exchange therefor a consideration equal to the fair market value (immediately before the consummation of such transaction) of the assets (less the liabilities) of the surviving corporation; and if the application of this sentence results in adjustment of the Conversion Price and number of Conversion Shares issuable upon conversion of the Series A Preferred Stock, then the determination of the Conversion Price and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock immediately prior to such merger, consolidation, or sale shall be made after giving effect to the adjustment set forth herein. If the stock of the surviving or purchasing corporation in such a transaction is publicly traded, the market value of such corporation's outstanding stock immediately before consummation of the exchange shall be presumptive evidence of the fair market value of its assets (less liabilities).

          (iv) Notwithstanding anything in Section A.7 to the contrary, no adjustment shall be made to the Conversion Price upon (w) the issuance of any shares of Class A Common Stock, options or Convertible Securities in connection with an acquisition by the Corporation or a merger in which the Corporation is the surviving corporation, calculated on a fully diluted basis and further provided such issuance is to the sellers of the acquired entity or assets or security of the merged entity and is made for fair value and the Board of Directors of the Corporation determines that the acquisition or merger is in the best interests of the Corporation and its stockholders; (x) the issuance of any shares of Class A Common Stock upon conversion of any shares of Series A Preferred Stock; (y) the issuance of Class A Common Stock upon the exercise of any options, warrants or other rights to purchase Class A Common Stock outstanding on the date of the first issuance of Series A Preferred Stock, including the warrant to be issued to Alex. Brown & Sons Incorporated in connection with the initial sale of Series A Preferred Stock or (z) the future issuance of Class A Common Stock or warrants, options or rights to purchase such Class A Common Stock to employees, consultants, directors or vendors directly or pursuant to plans approved by the Board of Directors so long as such options are granted at fair market value.

     (b) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock pursuant to Sections A.5 and A.6 hereof, such number of its shares of Class A Common Stock and Series B Preferred Stock as shall from time to time be sufficient to effect such conversion of all outstanding shares of the Series A Preferred Stock; and, if at any time the number of authorized but unissued shares of Class A Common Stock or

Series B Preferred Stock shall not be sufficient to effect the conversion of all of the then outstanding shares of Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel be necessary to increase its authorized but unissued shares of Class A Common Stock or Series B Preferred Stock to such number of shares as shall be sufficient for such purposes.

8.   Preemptive Rights.
     -----------------

     (a) At any time after the first closing of the sale of the Series A Preferred Stock but prior to the filing of effective registration statement relating to a Qualified Public Offering, or from time to time prior thereto, if the Corporation shall issue, grant or sell any of its equity securities, the Corporation shall, in each such case, offer a pro rata share of any such issuance, grant or sale to the holders of Series A Preferred Stock and Series C Preferred Stock. If any holders of Series A Preferred Stock or Series C Preferred Stock determine not to accept their pro rata share, then the other Series A Preferred Stock holders and Series C Preferred Stockholders shall be given the right to accept such share on a pro rata basis.

     (b) Notwithstanding the foregoing, the preemptive rights set forth in Section A.8(a) shall not apply in the event of any issue, grant or sale in connection with (i) a merger, consolidation, combination, share exchange or sale or lease of all or substantially all assets of the Corporation or another corporation; (ii) conversion of Series A Preferred Stock pursuant to Sections
A.5 or A.6 hereof; (iii) the exercise of options, warrants or other rights to purchase stock outstanding prior to the issuance of any Series A Preferred Stock; (iv) any stock option or other employee benefit plans of the Corporation and (v) the grant or exercise of a warrant to purchase Class A Common Stock issued to Alex. Brown & Sons Incorporated in connection with the initial sale of Series A Preferred Stock. In any event, all preemptive rights shall expire and be of no further force and effect upon the effectiveness of a registration statement relating to a Qualified Public Offering.

9.   No Impairment of Rights.
     -----------------------

     Other than pursuant to the provisions of Section E hereunder, the Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, other than pursuant to the provisions of Section E hereunder, the Corporation (i) will not increase the par value of any shares of stock receivable on the conversion of the Series A Preferred Stock above the amount payable therefor on such conversion, and (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of stock on the conversion of all Series A Preferred Stock under the terms hereof from time to time outstanding.

          B.   4% SERIES B REDEEMABLE PREFERRED STOCK
               --------------------------------------

1.   Dividends.
     ---------

     (a) The holders of outstanding shares of Series B Preferred Stock shall be entitled, in preference to the holders of any and all other classes of capital stock of the Corporation (other than the Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, which will rank equally with the Series B Preferred Stock as to dividends), to receive, out of any funds legally available therefor, cumulative dividends on the Series B Preferred Stock in cash, at the rate per annum of four percent (4%) of the Series B Base Liquidation Amount (as defined in Section B.2 below), subject to proration for partial years on the basis of a 365-day year ("Series B Cumulative Preference Dividends"). Such dividends will accumulate commencing as of the date of issuance of the Series B Preferred Stock and will be cumulative, to the extent unpaid, whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Series B Cumulative Preference Dividends shall become due and payable with respect to any share of Series B Preferred Stock as provided in Section B.2 and Section B.4. Dividends paid in cash in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series B Preferred Stock, including fractions, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. At any time when shares of Series B Preferred Stock are outstanding and the Series B Cumulative Preference Dividends have not been paid in full in cash: (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation ranking junior to the Series B Preferred Stock; and no shares of capital stock of the Corporation ranking junior to the Series B Preferred Stock shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof. All numbers relating to the calculation of dividends pursuant to this Section B.1 shall be subject to equitable adjustment in the event of any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the Series B Preferred Stock. At the time of the fifth anniversary following the initial sale of the Series A Preferred Stock, the dividend on the Series B Preferred Stock shall increase to 8% of the Series B Base Liquidation Amount per annum. At the time of the sixth anniversary following the initial sale of the Series A Preferred Stock, the dividend rate on the Series B Preferred Stock shall increase to 14% of the Series B Base Liquidation Amount per annum.

     (b) Notwithstanding the foregoing, while any of the Senior Notes remain outstanding, the Corporation shall not be permitted to pay any cash dividends upon the Series B Preferred Stock (including any such dividends payable in connection with a conversion of the Series B Preferred Stock) and the holders of the Series B Preferred Stock shall not be entitled to receive any such dividends, if and to the extent that such dividends would be prohibited by any term or provision of the Indenture or any documents relating to any refinancing of the Senior Notes; provided that the covenant under the caption "Restricted
                     --------
Payments" in the Indenture, or any documents relating to any refinancing of the Senior Notes, will not be materially more restrictive with regard to payments than the restrictions set forth in the covenant under the caption "Certain Covenants--Restricted Payments" in the Referenced Document, and provided further that no such amendment, supplement or modification of the Indenture, or any documents relating to any refinancing of the Senior Notes, shall (i) increase the aggregate principal amount of Senior Notes outstanding, (ii) be materially more restrictive with regard to payments than the restrictions set forth in the covenant under the caption "Certain Covenants--Restricted Payments" in the Referenced Document or (iii) extend the maturity of the Senior Notes. Any change that will prohibit a payment that would otherwise be permitted pursuant to the Referenced Document will be deemed material.

2.   Liquidation Preferences.
     -----------------------

     (a) Upon any Event of Dissolution, each holder of an outstanding share of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings as follows, and before any amount shall be paid or distributed to the holders of Class A Common Stock or Class B Common Stock or of any other stock ranking on liquidation junior to the Series B Preferred Stock (other than the Series A Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock, which will rank equally with the Series B Preferred Stock in an Event of Dissolution) an amount in cash equal to the sum of (a) $3.726708075 per share (adjusted appropriately for stock splits, stock dividends, recapitalizations and the like with respect to the Series B Preferred Stock), plus (b) any accumulated but unpaid dividends to which such holder of outstanding shares of Series B Preferred Stock is entitled pursuant to Section
B.1 hereof (the sum of (a) and (b) being referred to as the "Series B Base Liquidation Amount"); provided, however, that if, upon any Event of Dissolution,
                      --------  -------
the amounts payable with respect to the Series B Preferred Stock are not paid in full, the holders of the Series B Preferred Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

     (b) After full payment shall have been made to the holders of shares of the Series B Preferred Stock (and Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock in accordance with Sections A.2, C.2 and D.2), any balance of the assets of the Corporation then remaining shall be allocated to the holders of shares of other classes of stock ranking junior to the Series B Preferred Stock, including the holders of Class A Common Stock and Class B Common Stock, in accordance with the respective interests therein.

3.   Voting Rights.
     -------------

     The holders of Series B Preferred Stock shall not be entitled to vote on any matters except those contemplated by Section E and to the extent otherwise required under the FBCA.

4.   Redemption.
     ----------

     (a)  The Corporation shall redeem the Series B Preferred Stock as follows:

          (i) The Corporation shall, upon consummation of a Qualified Public Offering, to the extent it may do so under applicable law and to the extent it may do so under Section B.4(a)(ii), redeem all of the outstanding shares of Series

                B Preferred Stock at a price equal to the Series B Base Liquidation Amount as of the date of such consummation. For redemptions required under this Section B.4(a)(i), the "Payment Date" shall be the date of consummation of a Qualified Public Offering, and the "Redemption Payment" shall be the aggregate Series B Base Liquidation Amount.

          (ii) The managing underwriter of the Qualified Public Offering shall have the right to limit the redemption of all or any part of the Series B Preferred Stock then outstanding. In such event, the part of the Series B Preferred Stock not redeemed shall automatically convert into a three year obligation (the "Obligation") payable to the holder thereof in the principal amount of the Series B Base Liquidation Amount. Principal and interest on each Obligation shall be payable quarterly, with interest at the rate of 2% over the Prime Rate during the first year, 4% over the Prime Rate during the second year, and 6% over the Prime Rate during the third year after issuance. "Prime Rate" shall mean the prime rate reported from time to time in The Wall Street Journal, initially on the date the Series B
                -----------------------
                Preferred Stock converts into the Obligation, and each anniversary thereafter. In the event that any quarterly payment on the Obligations is not paid when due, the interest rate applicable over the remaining life of the Obligations shall be increased to 6% over the Prime Rate.

          (iii) Commencing on the fifth anniversary of the initial sale of the Series A Preferred Stock, the Corporation shall, to the extent it may do so under applicable law, redeem all of the outstanding shares of Series B Preferred Stock at a price equal to the Series B Base Liquidation Amount at the time of redemption.

     (b) Any redemption under Section B.4(a)(iii) shall occur in two payments, the first to occur on the Redemption Commencement Date and the second to occur one (1) year thereafter (each a "Payment Date"). Each payment (a "Redemption Payment") shall be in an amount equal to one-half of the Series B Base Liquidation Amount calculated as of the date of such payment, with the final Redemption Payment in an amount necessary to fully redeem all remaining outstanding Series B Preferred Stock at a price equal to the Series B Base Liquidation Amount.

     (c) On each Payment Date, the Corporation shall redeem shares of Series B Preferred Stock ratably from the holders thereof to the extent of the Redemption Payment due on such date, according to the respective amounts which would be payable with respect to the full number of Series B Preferred Stock to be redeemed from them on such date, as if all such Series B Preferred Stock were redeemed in full. The Redemption Payment shall be payable in cash in immediately available funds on the Payment Date. Any outstanding shares of Series B Preferred Stock not redeemed shall remain outstanding. All shares of Series B Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Redemption Price therefor has been indefeasibly paid in full in cash or has been deposited with an independent payment agent pursuant to Section B.4(d).

     (d) On or before the Redemption Commencement Date, the Corporation will give written notice by mail, postage prepaid to the holders of record of Series B Preferred Stock to be redeemed under Section B.4(a), such notice to be addressed to each such holder at its post office address shown by the records of the Corporation, specifying the place of such redemption; provided, however, that the Corporation's failure to give such notice shall in no way affect its obligation to redeem the shares of Series B Preferred Stock as provided in this
B.4. If on or before a Payment Date, the funds necessary for satisfaction of the Redemption Payment under Section B.4(a) on such date shall have been deposited with an independent payment agent so as to be, and continue to be, available for such redemption, then, notwithstanding that any certificate for shares of Series B Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on the Payment Date, the shares to be redeemed as of such Payment Date shall no longer be deemed outstanding, any dividends thereof shall cease to accrue, and all rights with respect to such shares shall forthwith cease, except the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Payment applicable to such Series B Preferred Stock without interest thereon.

     (e) If the funds of the Corporation legally available for redemption of Series B Preferred Stock on the Payment Date are insufficient to pay the Redemption Payment then due and to redeem the number of outstanding Series B Preferred Stock to be redeemed on such Payment Date, the Corporation shall redeem such shares of Series B Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of such Series B Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series B Preferred Stock to be redeemed from them on such date, as if all such Series B Preferred Stock were redeemed in full. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series B Preferred Stock, such funds will be used to redeem the balance of such Series B Preferred Stock, which would have otherwise been redeemed on such Payment Date, or such portion thereof for which funds are then available, on the basis set forth above.

     (f) Subsequent to the Redemption Commencement Date, until the full Series B Base Liquidation Amount has been paid in cash for all outstanding shares of Series B Preferred Stock: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation other than shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock; and (B) no shares of capital stock of the Corporation (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

     (g) Upon receipt of the applicable Redemption Payment by certified check or wire transfer, each holder of shares of Series B Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or shall deliver an Affidavit of Loss with respect to such certificates at the principal executive office or the

Corporation or the office of the transfer agent for the Series B Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Series B Preferred Stock and each surrendered certificate shall be canceled and retired.

     (h) All shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be returned to the status of authorized, unissued and undesignated shares of the Corporation's preferred stock, and all such shares shall no longer be governed by this Statement of Designation, Preferences, Rights and Limitations.

     (i) Notwithstanding anything in this Section B.4. to the contrary, the Corporation shall not be permitted to effect any redemption of the Series B Preferred Stock, and no holder thereof shall have any right to have his or her shares of Series B Preferred Stock redeemed by the Corporation, if at that time such redemption is not permitted by the terms and provisions of the Indenture or any documents relating to any refinancing of the Senior Notes. Any change that will prohibit a payment that would otherwise be permitted pursuant to the Referenced Document will be deemed material.

5.   No Impairment of Rights.
     -----------------------

     Other than pursuant to the provisions of Section E hereunder, the Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series B Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Series B Preferred Stock against dilution or other impairment.

          C.  4% SERIES C CONVERTIBLE PREFERRED STOCK
              ---------------------------------------

1.   Dividends.
     ---------

     (a) The holders of outstanding shares of Series C Preferred Stock shall be entitled, in preference to the holders of any and all other classes of capital stock of the Corporation (other than the Series A Preferred Stock, the Series B Preferred Stock, and the Series D Preferred Stock, which will rank equally with the Series C Preferred Stock as to dividends), to receive, out of any funds legally available therefor, cumulative dividends on the Series C Preferred Stock in cash, at the rate per annum of four percent (4%) of the Series C Base Liquidation Amount (as defined in Section C.2 below), subject to proration for partial years on the basis of a 365-day year ("Series C Cumulative Preference Dividends"). Such dividends will accumulate commencing as of the date of issuance of the Series C Preferred Stock and will be cumulative, to the extent unpaid, whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends on the Series C Preferred Stock shall be payable upon conversion of the Series C Preferred Stock into Class A Common Stock and Series D Preferred Stock. Dividends paid in cash in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series C Preferred Stock, including fractions, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. At any time when shares of Series C Preferred Stock are outstanding and the Series C Cumulative Preference Dividends have not been paid in full in cash: (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation ranking junior to the Series C Preferred Stock; and no shares of capital stock of the Corporation ranking junior to the Series C Preferred Stock shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof. All numbers relating to the calculation of dividends pursuant to this Section C.1 shall be subject to equitable adjustment in the event of any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the Series C Preferred Stock. At the time of the fifth anniversary following the initial sale of the Series A Preferred Stock, the dividend rate on the Series C Preferred Stock shall increase to 8% of the Series C Base Liquidation Amount per annum. On the sixth anniversary date, the dividend rate on the Series C Preferred Stock shall increase to 14% of the Series C Base Liquidation Amount per annum.

     (b) Notwithstanding the foregoing, while any of the Senior Notes remain outstanding, the Corporation shall not be permitted to pay any cash dividends upon the Series C Preferred Stock (including any such dividends payable in connection with a conversion of the Series C Preferred Stock) and the holders of the Series C Preferred Stock shall not be entitled to receive any such dividends, if and to the extent that such dividends would be prohibited by any term or provision of the Indenture or any documents relating to any refinancing of the Senior Notes; provided that the covenant under the caption "Restricted
                     --------
Payments" in the Indenture, or any documents relating to any refinancing of the Senior Notes, will not be materially more restrictive with regard to payments than the restrictions set forth in the covenant under the caption "Certain Covenants--Restricted Payments" in the Referenced Document, and provided further
                                                                ----------------
that no such amendment, supplement or modification of the Indenture, or any documents relating to any refinancing of the Senior Notes, shall (i) increase the aggregate principal amount of Senior Notes outstanding, (ii) be materially more restrictive with regard to payments than the restrictions set forth in the covenant under the caption "Certain Covenants--Restricted Payments" in the Referenced Document or (iii) extend the maturity of the Senior Notes. Any change that will prohibit a payment that would otherwise be permitted pursuant to the Referenced Document will be deemed material.

2.   Liquidation Preferences.
     -----------------------

     (a) In the event of any distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including by consolidation, merger, share exchange or sale of all or substantially all of the assets of the Corporation (in each case, an "Event of Dissolution"), each holder of outstanding shares of Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings, and before any amount shall be paid or distributed to the holders of Class A Common Stock or Class B Common Stock or of any other stock ranking on liquidation junior to the Series C Preferred Stock (other than the Series A

Preferred Stock, the Series B Preferred Stock, and the Series D Preferred Stock, which will rank equally with the Series C Preferred Stock in an Event of Dissolution) an amount in cash equal to the greater of (i) the sum of (a) $4.472 per share (adjusted appropriately for stock splits, stock dividends, recapitalizations and the like with respect to the Series C Preferred Stock), plus (b) any accumulated but unpaid dividends to which such holder of outstanding shares of Series C Preferred Stock is entitled pursuant to Section
C.1 hereof (the sum of (a) and (b) being referred to as the "Series C Base Liquidation Amount") or (ii) the amount per share of Series C Preferred Stock which the holders thereof would have received if all such shares had been converted to Class A Common Stock and Series D Preferred Stock pursuant to Sections C.5, C.6 or C.7 hereof immediately prior to such Event of Dissolution, less any amount previously distributed on such shares in connection with such Event of Dissolution; provided, however, that if, upon any Event of Dissolution,
                      --------  -------
the amounts payable with respect to the Series C Preferred Stock are not paid in full, the holders of the Series C Preferred Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.


     (b) After full payment shall have been made to the holders of shares of the Series C Preferred Stock (and Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock in accordance with Sections A.2, B.2 and D.2, respectively), any balance of the assets of the Corporation then remaining shall be allocated to the holders of shares of other classes of stock ranking junior to the Series C Preferred Stock, including the holders of Class A Common Stock and Class B Common Stock, in accordance with the respective interests therein.

3.   Voting Rights.
     -------------

     (a) Except as otherwise expressly provided in these Amended and Restated Articles of Incorporation, or as required by the FBCA, the holders of shares of Series C Preferred Stock shall vote together with the holders of Class A Common Stock, Class B Common Stock and Series A Preferred Stock as a single voting group on all actions to be taken by the shareholders of the Corporation. Each share of Series C Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal (i) the largest number of whole shares of Class A Common Stock into which such shares of Series C Preferred Stock could be converted, pursuant to the provisions of Sections C.5, C.6 or C.7 hereof, multiplied by (ii) ten (10) at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

     (b) Except as expressly provided herein or as required by law, as long as 20% or more of the greatest number of shares of Series C Preferred Stock issued remain outstanding, the Corporation shall not, without the approval by vote or written consent of the holders of at least 66 % of the outstanding shares of Series C Preferred Stock; (i) authorize or issue any class or series of equity securities having equal or superior rights to the Series C Preferred Stock as to payment upon liquidation, dissolution or a winding up of the Corporation; (ii) enter into any agreement that would restrict the Corporation's ability to perform under any purchase agreement executed by the Corporation in connection with an issuance of Series C Preferred Stock; (iii) amend its Articles of Incorporation or Bylaws in any way which adversely affects the rights and preferences of the holders of Series C Preferred Stock as a class; (iv) sell or lease 20% or more of its assets, except in the ordinary course of business; (v) issue additional securities to employees, officers or directors, except securities issuable upon the exercise of options and warrants outstanding immediately prior to the issuance of any Series C Preferred Stock, or issuable upon the exercise of options granted in the future at fair market value; (vi) issue any securities for a price less than fair market value, other than as may be required by contractual commitments existing prior to the issuance of any Series C Preferred Stock; or (vii) adopt any stock option plan other than the Corporation's 1996 Stock Option Plan or increase the number of shares available for issuance under such plan.

     (c) The holders of the Series C Preferred Stock and Series A Preferred Stock, voting together as a single class, shall be entitled to elect two-fifths (2/5) of the number of directors on the Board of Directors of the Corporation.

4.   Redemption.
     ----------

     (a) Commencing on the fifth anniversary of the initial sale of the Series A Preferred Stock (the "Redemption Commencement Date"), the Corporation shall, to the extent it may do so under applicable law, redeem all of the outstanding shares of Series C Preferred Stock at a price equal to the Series C Base Liquidation Amount at the time of redemption. Such redemption shall occur in two payments, the first to occur on the Redemption Commencement Date and the second to occur one (1) year thereafter (each a "Payment Date"). Each payment (a "Redemption Payment") shall be in an amount equal to one-half of the Series C Base Liquidation Amount calculated as of the date of such payment, with the final Redemption Payment in an amount necessary to fully redeem all remaining outstanding Series C Preferred Stock at a price equal to the Series C Base Liquidation Amount.

     (b) On each Payment Date, the Corporation shall redeem shares of Series C Preferred Stock ratably from the holders thereof to the extent of the Redemption Payment due on such date, according to the respective amounts which would be payable with respect to the full number of Series C Preferred Stock to be redeemed from them on such date, as if all such Series C Preferred Stock were redeemed in full. The Redemption Payment shall be payable in cash in immediately available funds on the Payment Date. Any outstanding shares of Series C Preferred Stock not redeemed shall remain outstanding. All shares of Series C Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Redemption Price therefor has been indefeasibly paid in full in cash or has been deposited with an independent payment agent pursuant to Section C.4(c). Any Series C Preferred Stock which would otherwise be redeemed on a Payment Date may be converted by the holder thereof to Class A Common Stock and Series D Preferred Stock, in accordance with the provisions hereof, at any time prior to the close of business on the last business day next preceding such Payment Date.

     (c) On or before the Redemption Commencement Date, the Corporation will give written notice by mail, postage prepaid to the holders of record of Series A Preferred Stock to be redeemed, such notice to be addressed to each such holder at its post office address shown by the records of the Corporation, specifying the place of such redemption; provided, however, that the

Corporation's failure to give such notice shall in no way affect its obligation to redeem the shares of Series C Preferred Stock as provided in this Section
C.4. If on or before a Payment Date, the funds necessary for satisfaction of the Redemption Payment on such date shall have been deposited with an independent payment agent so as to be, and continue to be, available for such redemption, then, notwithstanding that any certificate for shares of Series C Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on the Payment Date, the shares to be redeemed as of such Payment Date shall no longer be deemed outstanding, any dividends thereof shall cease to accrue, and all rights with respect to such shares shall forthwith cease, except the conversion rights pursuant to Sections
C.5 and C.6, and the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Payment applicable to such Series C Preferred Stock without interest thereon.

     (d) If the funds of the Corporation legally available for redemption of Series C Preferred Stock on a Payment Date are insufficient to pay the Redemption Payment then due and to redeem the number of outstanding Series C Preferred Stock to be redeemed on such Payment Date, the Corporation shall redeem such shares of Series C Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of such Series C Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series C Preferred Stock to be redeemed from them on such date, as if all such Series C Preferred Stock were redeemed in full. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series C Preferred Stock, such funds will be used to redeem the balance of such Series C Preferred Stock which would have otherwise been redeemed on such Payment Date, or such portion thereof for which funds are then available, on the basis set forth above.

     (e) Subsequent to the Redemption Commencement Date, until the full Series C Base Liquidation Amount has been paid in cash for all outstanding shares of Series C Preferred Stock: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation other than shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock; and (B) no shares of capital stock of the Corporation (other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or the Series D Preferred Stock) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

     (f) Upon receipt of the applicable Redemption Payment by certified check or wire transfer, each holder of shares of Series C Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or shall deliver an Affidavit of Loss with respect to such certificates at the principal executive office or the Corporation or the office of the transfer agent for the Series C Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Series C Preferred Stock and each surrendered certificate shall be canceled and retired.

     (g) All shares of Series C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be returned to the status of authorized, unissued and undesignated shares of the Corporation's preferred stock, and all such shares shall no longer be governed by this Statement of Designation, Preferences, Rights and Limitations. In addition, upon the occurrence of (a) the redemption, purchase or conversion of all outstanding shares of Series A Preferred Stock together with (b) the redemption, purchase or conversion of all outstanding shares of Series B Preferred Stock, all shares of Series C Preferred Stock of the Corporation shall be returned to the status of authorized, unissued and undesignated shares of the Corporation's preferred stock, and all such shares shall no longer be governed by this Statement of Designation, Preferences, Rights and Limitations.

     (h) Notwithstanding anything in this Section C.4. to the contrary, the Corporation shall not be permitted to effect any redemption of the Series C Preferred Stock, and no holder thereof shall have any right to have his or her shares of Series C Preferred Stock redeemed by the Corporation, if at that time such redemption is not permitted by the terms and provisions of the Indenture or any refinancing thereof.

5.   Optional Conversion.
     -------------------

     (a) Beginning on and at all times after the effective date of this Second Amended and Restated Statement of Designation, Preferences, Rights and Limitations, the holder of each single share of the outstanding Series C Preferred Stock of the Corporation shall have the right to surrender the certificate or certificates evidencing such share(s) and receive, in lieu and in conversion thereof for each one (1) share of Series C Preferred Stock of the Corporation so surrendered, a certificate evidencing (i) a number of shares of Class A Common Stock of the Corporation equal to the quotient obtained by dividing $4.472 by the then applicable Conversion Price, plus (ii) one (1) share of Series D Preferred Stock of the Corporation. The "Conversion Price" of the Series C Preferred Stock is initially $4.472, subject to adjustment as provided in Section C.7(a) hereof. Fractional shares of Series C Preferred Stock may not be surrendered. Except as provided in Section C.1.(b) hereof, accumulated but unpaid dividends on the shares of Series C Preferred Stock converted shall be paid at the time of conversion, and such dividends are not convertible into Class A Common Stock or Series D Preferred Stock.

     (b) In the event the Corporation shall, at any time that any of the shares of Series C Preferred Stock are outstanding, be consolidated with or merged into any other corporation or corporations, or sell or lease all or substantially all of its property and business as an entirety, then lawful provision shall be made as part of the terms of such consolidation, merger, sale, or lease for the holder of any shares of Series C Preferred Stock thereafter to receive in lieu of such shares of Class A Common Stock and Series D Preferred Stock otherwise issuable to him upon conversion of his shares of Series C Preferred Stock, but at the Conversion Price which would otherwise be in effect at the time of conversion as hereinbefore provided, the same kind and relative amount of securities or assets as may be issuable, distributable, or payable upon such consolidation, merger, sale or lease, with respect to shares of Class A Common Stock of the Corporation.

     (c) The Corporation need not issue fractional shares in satisfaction of the conversion privilege of the shares of Series C Preferred Stock but, in lieu of fractional shares, the Corporation at its option may make a cash settlement in respect thereof equal to the purchase price of such Series C Preferred Stock, as adjusted in accordance with Section C.7(a), multiplied by such fractional share amount, or may issue scrip certificates exchangeable together with other such scrip certificates aggregating one or more full shares for certificates representing such full share or shares. Until the exchange thereof for certificates representing full shares of Class A Common Stock and Series D Preferred Stock, the holder of any such scrip certificates shall not be entitled to receive dividends thereon, to vote with respect thereto, or to have any other rights by virtue thereof as a shareholder of the Corporation, except such rights, if any, as the Board of Directors may in its discretion determine in the event of dissolution of the Corporation.

     (d) The right of conversion of any holder of Series C Preferred Stock shall be exercisable only if he or she provides thirty (30) days prior written notice, by certified or registered mail, addressed to the attention of the Secretary of the Corporation at the principal office of the Corporation, of his or her intention to surrender shares of Series C Preferred Stock for conversion. Such conversion notice shall state the number of shares of Series C Preferred Stock to be converted.

     (e) As promptly as practicable after the surrender for conversion of any Series C Preferred Stock and considering the requirements for and in conformity with all applicable laws, including, but not limited to, the Securities Act of 1933, as amended, the Corporation shall deliver or cause to be delivered at the principal office of the Corporation (or such other places as may be designated by the Corporation) to or upon the written order of the holder of such Series C Preferred Stock, certificates representing the shares of Class A Common Stock and Series D Preferred Stock, issuable upon such conversion, issued in such name or names as such holder may direct. Shares of the Series C Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series C Preferred Stock for conversion and the rights of the holders of such Series C Preferred Stock shall cease at such time, and the person or persons in whose name or names the certificates for such surrender are to be issued shall be treated for all purposes as having become the record holder or holders of such Class A Common Stock and Series D Preferred Stock at such time; provided, however, that if the surrender is on any date when the stock transfer books of the Corporation shall be closed, the person or persons in whose name or names the certificates for such shares are to be issued shall be treated as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

     (f) The issuance of certificates for shares of Class A Common Stock and Series D Preferred Stock upon conversion of the Series C Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record of the Series C Preferred Stock so converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Corporation that such tax has been paid or is not due and payable.

6.   Automatic Conversion.
     --------------------

     (a) Each outstanding share of Series C Preferred Stock shall automatically be converted into (i) a number of shares of Class A Common Stock equal to the quotient obtained by dividing $4.472 by the then applicable Conversion Price, plus (ii) one (1) share of Series D Preferred Stock, immediately upon the first to occur of either of the following events (each, an "Automatic Conversion Event"): (A) the authorization of such conversion, including without limitation in an action by written consent in accordance with Section 607.0704, Florida Statutes, as amended from time to time, by the holders of not less than two-thirds (66 %) of all of the then issued and outstanding shares of Series C Preferred Stock, or (B) the consummation by the Corporation of a Qualified Public Offering.

     (b) On or after the date of an occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series C Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Class A Common Stock and Series D Preferred Stock into which such shares of Series A Preferred Stock are converted. Notwithstanding any other provisions herein to the contrary, on the date of the occurrence of an Automatic Conversion Event, each holder of record of the shares of Series C Preferred Stock shall be deemed to be the holder of record of the Class A Common Stock and Series D Preferred Stock issuable upon such conversion and no shares of Series C Preferred Stock shall be considered outstanding notwithstanding that the certificates representing such shares of Series C Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series C Preferred Stock, or that the certificates evidencing such shares of Class A Common Stock and Series D Preferred Stock shall not then be actually delivered to such holder; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Class A Common Stock and Series D Preferred Stock issuable upon such conversion unless certificates evidencing such shares of the Series C Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

7.   Provisions Relating to Automatic and Optional Conversions.
     ---------------------------------------------------------

     (a)  Adjustments to Conversion Price.
          -------------------------------

          (i)  Subdivision, Combination or Reclassification of Class A Common
               --------------------------------------------------------------
               Stock.
               -----

               (A) If the Corporation shall, while there are any shares of Series C Preferred Stock issued and outstanding, effect a subdivision of its shares of Common Stock into a greater number of such shares or a combination of such shares into a lesser number of shares, whether by forward or reverse stock split, stock dividend (payable in shares of Common Stock) or otherwise, the Conversion Price shall be proportionally increased or reduced, as the case may be, to reflect the effectuation of such subdivision or combination.

               (B) If the Corporation shall, while there are any shares of Series C Preferred Stock issued and outstanding, effect a capital reorganization or reclassification of the Common Stock or any distribution by the Corporation to holders of Class A Common Stock, whether in the form of stock, debt securities, or other assets or property of the Corporation, (each, an "Adjustment Event"), then, as a condition of such Adjustment Event, lawful and adequate provision shall be made whereby the holders of the Series C Preferred Stock shall thereafter have the right to acquire and receive upon conversion of the Series C Preferred Stock such shares of stock, securities, assets or property as would have been issuable or payable as a result of such Adjustment Event with respect to or in exchange for such number of outstanding shares of the Class A Common Stock as would have been received as if such Series C Preferred Stock were converted immediately prior to the consummation of such Adjustment Event.

               (C) In the event that an Adjustment Event shall occur by means of a merger, consolidation, combination, share exchange, or sale or lease of all or substantially all the assets of the Corporation, then as a condition of such Adjustment Event, lawful and adequate provision shall be made whereby the holders of the Series C Preferred Stock shall thereafter have the rights to acquire and receive upon conversion of their shares of Series C Preferred Stock, such shares of stock, securities or assets as would have been issuable or payable as part of such Adjustment Event with respect to or in exchange for such number of outstanding shares of the Class A Common Stock as would have been received upon conversion of the Series C Preferred Stock (in all instances) immediately before such Adjustment Event, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Series C Preferred Stock such that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price and of the number of shares of Class A Common Stock acquirable and receivable upon the conversion of the Series C Preferred Stock) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Series C Preferred Stock (including an immediate adjustment, by reason of such Adjustment Event of the Series C Preferred Stock to the value for the Class A Common Stock reflected by the terms of such Adjustment Event if the value so reflected is less than the Conversion Price in effect immediately prior to such Adjustment Event). In the event of an Adjustment Event as a result of which a number of shares of Common Stock of the surviving or purchasing corporation is greater or lesser than the number of shares of Common Stock of the Corporation outstanding immediately prior to such Adjustment Event, then the Conversion Price in effect immediately prior to such Adjustment Event shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Class A Common Stock of the Corporation. The Corporation will not effect any such Adjustment Event unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the purchase or lease of such assets shall assume by written instrument mailed or delivered to the holders of the Series C Preferred Stock at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled.

          (ii) Issuance of Common Stock.  Except as provided in Sections
               ------------------------
               C.7(a)(iii) and C.7(a)(iv), if and whenever the Corporation shall issue or sell, or shall in accordance with subparagraphs (A) through (F), inclusive, of Section C.7(a)(iii) be deemed to have issued or sold, any shares of its Class A Common Stock, or options, warrants or other rights to purchase Class A Common Stock or securities convertible into Class A Common Stock, for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale, the Conversion Price shall, subject to subparagraphs (A) to (F) of Section C.7(a)(iii), be reduced to:

               (A) For issuances or sales on or before 18 months after the date of the first issuance of Series A Preferred Stock, the Conversion Price shall equal such issuance or sale price.

               (B) For issuances or sales after 18 months from the date of the first issuance of Series A Preferred Stock, the Conversion Price shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction; the numerator of which shall be (1) the number of shares of Class A Common Stock outstanding immediately prior to the issuance of such additional shares of Class A Common Stock, plus (2) the number of shares of Class A Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Class A Common Stock so issued would purchase at the Conversion Price in effect immediately prior to such issuance, and; the denominator of which shall be (1) the number of shares of Class A Common Stock outstanding immediately prior to the issuance of such additional shares of Class A Common Stock plus (2) the number of such additional shares of Class A Common Stock so issued.

          (iii) For purposes of determining the adjusted Conversion Price under Section C.7(a)(ii)(A) and (B), the following subsections (A) to
                (F), inclusive, shall be applicable:

                (A) Issuance of Rights or Options.  Except as provided Section
                    -----------------------------
                    C.7(a)(iv), in case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Class A Common Stock or any stock or other securities convertible into or exchangeable for Class A Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which such Class A Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Class A Common Stock issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Class A Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued by the Corporation for such price per share. No adjustment of the Conversion Price shall be made upon the actual issuance of such Convertible Securities except as otherwise provided in subsection (C) below.

               (B)  Issuance of Convertible Securities.  In case the Corporation
                    ----------------------------------
                    shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which such Class A Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Class A Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share, provided that, except as otherwise specified in subsection (C) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Class A Common Stock upon exercise of any Options for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this Section C.7(a) and no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

               (C)  Change in Option Price or Conversion Rate.  If the purchase
                    -----------------------------------------
                    price provided for in any Option referred to in subparagraph
                    (A), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (A) or (B), or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for Class A Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Section C.7(a)), the Conversion Price in effect at the time of such change shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration, or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subsection (A), or the rate at which any Convertible Securities referred to in subparagraphs (A) or (B) are convertible into or exchangeable for Class A Common Stock, shall be reduced at any time under or by reason or provisions with respect thereto designed to protect against dilution, then in case of the delivery of Class A Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Class A Common Stock and had adjustments been made upon the issuance of the shares of Class A Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is hereby reduced.

               (D)  Treatment of Expired Options and Unexercised Convertible
                    --------------------------------------------------------
                    Securities.  On the expiration of any Option or the
                    ----------
                    termination of any right to convert or exchange any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               (E)  Integral Transaction.  In case any Options shall be issued
                    --------------------
                    in connection with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

               (F)  Consideration for Stock.  In case any shares of Class A
                    -----------------------
                    Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any shares of Class A Common Stock, Options, or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration. In case any shares of Class A Common Stock, Options, or Convertible Securities shall be issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributable to such Class A Common Stock, Options, or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation, or, in the event of any sale of all or substantially all of the assets of the Corporation for stock or other securities of any corporation, this subsection shall be applied in the same manner as if the Corporation had been the surviving corporation in such consolidation or merger, or the purchasing corporation in such sale of assets; and for purposes of this sentence the Corporation shall be deemed:

                    (1) to have issued and sold a number of shares of its Class A Common Stock, Options, or Convertible Securities equal to the sum of (x) the number of shares of the Corporation's Class A Common Stock actually outstanding, (y) the number of shares of the Corporation's Class A Common Stock acquirable upon the exercise of all outstanding Options, and (z) the number of shares of the Corporation's Class A Common Stock acquirable upon conversion of all outstanding Convertible Securities, which those persons who were security holders of the surviving corporation immediately before the consummation of the transaction would have received in exchange for the common stock, options, and convertible securities of the surviving corporation held by them immediately after consummation of the transaction, based on the exchange ratio on which the transaction was consummated (i.e., the inverse of the ratio pursuant to which the Corporation's Class A Common Stock were exchangeable into the surviving corporation's securities) and assuming that Corporation had been the surviving corporation; and

                    (2) to have received in exchange therefor a consideration equal to the fair market value (immediately before the consummation of such transaction) of the assets (less the liabilities) of the surviving corporation; and if the application of this sentence results in adjustment of the Conversion Price and number of Conversion Shares issuable upon conversion of the Series C Preferred Stock, then the determination of the Conversion Price and the number of Conversion Shares issuable upon conversion of the Series C Preferred Stock immediately prior to such merger, consolidation, or sale shall be made after giving effect to the adjustment set forth herein. If the stock of the surviving or purchasing corporation in such a transaction is publicly traded, the market value of such corporation's outstanding stock immediately before consummation of the exchange shall be presumptive evidence of the fair market value of its assets (less liabilities).

          (iv) Notwithstanding anything in Section C.7 to the contrary, no adjustment shall be made to the Conversion Price upon (w) the issuance of any shares of Class A Common Stock, options or Convertible Securities in connection with an acquisition by the Corporation or a merger in which the Corporation is the surviving corporation, calculated on a fully diluted basis and further provided such issuance is to the sellers of the acquired entity or assets or security of the merged entity and is made for fair value and the Board of Directors of the Corporation determines that the acquisition or merger is in the best interests of the Corporation and its stockholders; (x) the issuance of any shares of Class A Common Stock upon conversion of any shares of Series C Preferred Stock; (y) the issuance of Class A Common Stock upon the exercise of any options, warrants or other rights to purchase Class A Common Stock outstanding on the date of the first issuance of Series A Preferred Stock, including the warrant to be issued to Alex. Brown & Sons Incorporated in connection with the initial sale of Series A Preferred Stock or (z) the future issuance of Class A Common Stock or warrants, options or rights to purchase such Class A Common Stock to employees, consultants, directors or vendors directly or pursuant to plans approved by the Board of Directors so long as such options are granted at fair market value.

     (b) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock pursuant to Sections C.5 and C.6 hereof, such number of its shares of Class A Common Stock and Series D Preferred Stock as shall from time to time be sufficient to effect such conversion of all outstanding shares of the Series C Preferred Stock; and, if at any time the number of authorized but unissued shares of Class A Common Stock or Series D Preferred Stock shall not be sufficient to effect the conversion of all of the then outstanding shares of Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel be necessary to increase its authorized but unissued shares of Class A Common Stock or Series D Preferred Stock to such number of shares as shall be sufficient for such purposes.

8.   Preemptive Rights.
     -----------------

     (a) At any time after the first closing of the sale of the Series A Preferred Stock but prior to the filing of effective registration statement relating to a Qualified Public Offering, or from time to time prior thereto, if the Corporation shall issue, grant or sell any of its equity securities, the Corporation shall, in each such case, offer a pro rata share of any such issuance, grant or sale to the holders of Series A Preferred Stock and Series C Preferred Stock. If any holders of Series A Preferred Stock or Series C Preferred Stock determine not to accept their pro rata share, then the other Series A Preferred Stock holders and Series C Preferred Stockholders shall be given the right to accept such share on a pro rata basis.

     (b) Notwithstanding the foregoing, the preemptive rights set forth in Section C.8(a) shall not apply in the event of any issue, grant or sale in connection with (i) a merger, consolidation, combination, share exchange or sale or lease of all or substantially all assets of the Corporation or another corporation; (ii) conversion of Series C Preferred Stock pursuant to Sections
C.5 or C.6 hereof; (iii) the exercise of options, warrants or other rights to purchase stock outstanding prior to the issuance of any Series C Preferred Stock; (iv) any stock option or other employee benefit plans of the Corporation and (v) the grant or exercise of a warrant to purchase Class A Common Stock issued to Alex. Brown & Sons Incorporated in connection with the initial sale of Series A Preferred Stock. In any event, all preemptive rights shall expire and be of no further force and effect upon the effectiveness of a registration statement relating to a Qualified Public Offering.

9.   No Impairment of Rights.
     -----------------------

     Other than pursuant to the provisions of Section E hereunder, the Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series C Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Series C Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, other than pursuant to the provisions of Section E hereunder, the Corporation (i) will not increase the par value of any shares of stock receivable on the conversion of the Series C Preferred Stock above the amount payable therefor on such conversion, and (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of stock on the conversion of all Series C Preferred Stock under the terms hereof from time to time outstanding.

10.  Issuance of Series C Preferred Stock.
     ------------------------------------

     The Series C Preferred Stock shall only be issued in connection with the consummation of the Series A Convertible Preferred Stock Purchase Agreement dated as of March 6, 1997, among the Corporation and the Purchasers named therein.

          D.   4% SERIES D REDEEMABLE PREFERRED STOCK
               --------------------------------------

1.   Dividends.
     ---------

     (a) The holders of outstanding shares of Series D Preferred Stock shall be entitled, in preference to the holders of any and all other classes of capital stock of the Corporation (other than the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, which will rank equally with the Series D Preferred Stock as to dividends), to receive, out of any funds legally available therefor, cumulative dividends on the Series D Preferred Stock in cash, at the rate per annum of four percent (4%) of the Series D Base Liquidation Amount (as defined in Section D.2 below), subject to proration for partial years on the basis of a 365-day year ("Series D Cumulative Preference Dividends"). Such dividends will accumulate commencing as of the date of issuance of the Series D Preferred Stock and will be cumulative, to the extent unpaid, whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Series D Cumulative Preference Dividends shall become due and payable with respect to any share of Series D Preferred Stock as provided in Section D.2 and Section D.4. Dividends paid in cash in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series D Preferred Stock, including fractions, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. At any time when shares of Series D Preferred Stock are outstanding and the Series D Cumulative Preference Dividends have not been paid in full in cash: (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation ranking junior to the Series D Preferred Stock; and no shares of capital stock of the Corporation ranking junior to the Series D Preferred Stock shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof. All numbers relating to the calculation of dividends pursuant to this Section D.1 shall be subject to equitable adjustment in the event of any stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the Series D Preferred Stock. At the time of the fifth anniversary following the initial sale of the Series A Preferred Stock, the dividend on the Series D Preferred Stock shall increase to 8% of the Series D Base Liquidation Amount per annum.
At the time of the sixth anniversary following the initial sale of the Series A Preferred Stock, the dividend rate on the Series D Preferred Stock shall increase to 14% of the Series D Base Liquidation Amount per annum.

     (b) Notwithstanding the foregoing, while any of the Senior Notes remain outstanding, the Corporation shall not be permitted to pay any cash dividends upon the Series D Preferred Stock (including any such dividends payable in connection with a conversion of the Series D Preferred Stock) and the holders of the Series D Preferred Stock shall not be entitled to receive any such dividends, if and to the extent that such dividends would be prohibited by any term or provision of Indenture or any documents relating to any refinancing of the Senior Notes; provided that the covenant under the caption "Restricted Payments" in the Indenture, or any documents relating to any refinancing of the Senior Notes, will not be materially more restrictive with regard to payments than the restrictions set forth in the covenant under the caption "Certain Covenants--Restricted Payments" in the Referenced Document, and provided further that no such amendment, supplement or modification of the Indenture, or any documents relating to any refinancing of the Senior Notes, shall (i) increase the aggregate principal amount of Senior Notes outstanding, (ii) be materially more restrictive with regard to payments than the restrictions set forth in the covenant under the caption "Certain Covenants--Restricted Payments" in the Referenced Document or (iii) extend the maturity of the Senior Notes. Any change that will prohibit a payment that would otherwise be permitted pursuant to the Referenced Document will be deemed material.

2.   Liquidation Preferences.
     -----------------------

     (a) Upon any Event of Dissolution, each holder of an outstanding share of Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to stockholders, whether such assets are capital, surplus, or earnings as follows, and before any amount shall be paid or distributed to the holders of Class A Common Stock or Class B Common Stock or of any other stock ranking on liquidation junior to the Series D Preferred Stock (other than the Series A Preferred Stock, the Series B Preferred Stock, and the Series C Preferred Stock, which will rank equally with the Series D Preferred Stock in an Event of Dissolution) an amount in cash equal to the sum of (a) $4.472 per share (adjusted appropriately for stock splits, stock dividends, recapitalizations and the like with respect to the Series D Preferred Stock), plus (b) any accumulated but unpaid dividends to which such holder of outstanding shares of Series D Preferred Stock is entitled pursuant to Section
D.1 hereof (the sum of (a) and (b) being referred to as the "Series D Base Liquidation Amount"); provided, however, that if, upon any Event of Dissolution,
                      --------  -------
the amounts payable with respect to the Series D Preferred Stock are not paid in full, the holders of the Series D Preferred Stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

     (b) After full payment shall have been made to the holders of shares of the Series D Preferred Stock (and Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock in accordance with Sections A.2, B.2 and C.2), any balance of the assets of the Corporation then remaining shall be allocated to the holders of shares of other classes of stock ranking junior to the Series D Preferred Stock, including the holders of Class A Common Stock and Class B Common Stock, in accordance with the respective interests therein.

3.   Voting Rights.
     -------------

     The holders of Series D Preferred Stock shall not be entitled to vote on any matters except those contemplated by Section E and to the extent otherwise required under the FBCA.

4.   Redemption.
     ----------

     (a)  The Corporation shall redeem the Series D Preferred Stock as follows:

          (i) The Corporation shall, upon consummation of a Qualified Public Offering, to the extent it may do so under applicable law and to the extent it may do so under Section D.4(a)(ii), redeem all of the outstanding shares of Series D Preferred Stock at a price equal to the Series D Base Liquidation Amount as of the date of such consummation. For redemptions required under this Section D.4(a)(i), the "Payment Date" shall be the date of consummation of a Qualified Public Offering, and the "Redemption Payment" shall be the aggregate Series D Base Liquidation Amount.

          (ii) The managing underwriter of the Qualified Public Offering shall have the right to limit the redemption of all or any part of the Series D Preferred

                 Stock then outstanding. In such event, the part of the Series D Preferred Stock not redeemed shall automatically convert into a three year obligation (the "Obligation") payable to the holder thereof in the principal amount of the Series D Base Liquidation Amount. Principal and interest on each Obligation shall be payable quarterly, with interest at the rate of 2% over the Prime Rate during the first year, 4% over the Prime Rate during the second year, and 6% over the Prime Rate during the third year after issuance. "Prime Rate" shall mean the prime rate reported from time to time in The Wall Street Journal, initially on the date the Series B Preferred Stock converts into the Obligation, and each anniversary thereafter. In the event that any quarterly payment on the Obligations is not paid when due, the interest rate applicable over the remaining life of the Obligations shall be increased to 6% over the Prime Rate.

          (iii) Commencing on the fifth anniversary of the initial sale of the Series A Preferred Stock, the Corporation shall, to the extent it may do so under applicable law, redeem all of the outstanding shares of Series D Preferred Stock at a price equal to the Series D Base Liquidation Amount at the time of redemption.

     (b) Any redemption under Section D.4(a)(iii) shall occur in two payments, the first to occur on the Redemption Commencement Date and the second to occur one (1) year thereafter (each a "Payment Date"). Each payment (a "Redemption Payment") shall be in an amount equal to one-half of the Series D Base Liquidation Amount calculated as of the date of such payment, with the final Redemption Payment in an amount necessary to fully redeem all remaining outstanding Series D Preferred Stock at a price equal to the Series D Base Liquidation Amount.

     (c) On each Payment Date, the Corporation shall redeem shares of Series D Preferred Stock ratably from the holders thereof to the extent of the Redemption Payment due on such date, according to the respective amounts which would be payable with respect to the full number of Series D Preferred Stock to be redeemed from them on such date, as if all such Series D Preferred Stock were redeemed in full. The Redemption Payment shall be payable in cash in immediately available funds on the Payment Date. Any outstanding shares of Series D Preferred Stock not redeemed shall remain outstanding. All shares of Series D Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Redemption Price therefor has been indefeasibly paid in full in cash or has been deposited with an independent payment agent pursuant to Section D.4(d).

     (d) On or before the Redemption Commencement Date, the Corporation will give written notice by mail, postage prepaid to the holders of record of Series D Preferred Stock to be redeemed under Section D.4(a), such notice to be addressed to each such holder at its post office address shown by the records of the Corporation, specifying the place of such redemption; provided, however, that the Corporation's failure to give such notice shall in no way affect its obligation to redeem the shares of Series D Preferred Stock as provided in this Section D.4. If on or before a Payment Date, the funds necessary for satisfaction of the Redemption Payment under

Section D.4(a) on such date shall have been deposited with an independent payment agent so as to be, and continue to be, available for such redemption, then, notwithstanding that any certificate for shares of Series D Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on the Payment Date, the shares to be redeemed as of such Payment Date shall no longer be deemed outstanding, any dividends thereof shall cease to accrue, and all rights with respect to such shares shall forthwith cease, except the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Payment applicable to such Series D Preferred Stock without interest thereon.

     (e) If the funds of the Corporation legally available for redemption of Series D Preferred Stock on the Payment Date are insufficient to pay the Redemption Payment then due and to redeem the number of outstanding Series D Preferred Stock to be redeemed on such Payment Date, the Corporation shall redeem such shares of Series D Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of such Series D Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series D Preferred Stock to be redeemed from them on such date, as if all such Series D Preferred Stock were redeemed in full. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series D Preferred Stock, such funds will be used to redeem the balance of such Series D Preferred Stock, which would have otherwise been redeemed on such Payment Date, or such portion thereof for which funds are then available, on the basis set forth above.

     (f) Subsequent to the Redemption Commencement Date, until the full Series D Base Liquidation Amount has been paid in cash for all outstanding shares of Series B Preferred Stock: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation other than shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock; and (B) no shares of capital stock of the Corporation (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

     (g) Upon receipt of the applicable Redemption Payment by certified check or wire transfer, each holder of shares of Series D Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, duly assigned or endorsed for transfer (or accompanied by duly executed stock powers relating thereto), or shall deliver an Affidavit of Loss with respect to such certificates at the principal executive office or the Corporation or the office of the transfer agent for the Series D Preferred Stock or such office or offices in the continental United States of an agent for redemption as may from time to time be designated by notice to the holders of Series D Preferred Stock and each surrendered certificate shall be canceled and retired.

     (h) All shares of Series D Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be returned to the status of authorized, unissued and undesignated shares of the Corporation's preferred stock, and all such shares shall no longer be governed by this Statement of Designation, Preferences, Rights and Limitations. In addition, upon the occurrence of (a) the redemption, purchase or conversion of all outstanding shares of Series A Preferred Stock together with (b) the redemption, purchase or conversion of all outstanding shares of Series B Preferred Stock, all shares of Series D Preferred Stock of the Corporation shall be deemed to be authorized, unissued and undesignated shares of the Corporation's preferred stock, and all such shares shall no longer be governed by this Statement of Designation, Preferences, Rights and Limitations.

     (i) Notwithstanding anything in this Section D.4. to the contrary, the Corporation shall not be permitted to effect any redemption of the Series D Preferred Stock, and no holder thereof shall have any right to have his or her shares of Series D Preferred Stock redeemed by the Corporation, if at that time such redemption is not permitted by the terms and provisions of the Indenture or any refinancing thereof.

5.   No Impairment of Rights.
     -----------------------

     Other than pursuant to the provisions of Section E hereunder, the Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series D Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Series D Preferred Stock against dilution or other impairment.

6.   Issuance of Series D Preferred Stock.
     ------------------------------------

     The Series D Preferred Stock shall only be issued in connection with the consummation of the Series A Convertible Preferred Stock Purchase Agreement dated as of March 6, 1997, among the Corporation and the Purchasers named therein.

E.   AMENDMENT OF RIGHTS, DESIGNATIONS AND PREFERENCES HEREUNDER.
     -----------------------------------------------------------

     The holders of at least 66 2/3% of the then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock voting together as a single class, shall have the authority to bind the holders of all of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on all matters related to the rights and preferences of such shares, including a waiver of any of the rights and preferences afforded to such holders hereunder.

F.   HEADINGS.
     --------

     The section headings in this Second Amended and Restated Statement of Designation, Preferences, Rights and Limitations have been inserted as a matter of convenience of reference and shall not be deemed to be part of this Second Amended and Restated Statement of Designation, Preferences, Rights and Limitations.

G.   DUE APPROVAL.
     ------------

     This Second Amended and Restated Statement of Designation, Preferences, Rights and Limitations has been duly approved by written consent dated June __, 1999 of all the Directors and the holders of over 66 2/3% of outstanding voting shares of the Corporation in accordance with Sections 607.0821 and 607.0704 of the Florida Business Corporation Act, and the number of votes cast were sufficient for approval.

          IN WITNESS WHEREOF, SBA Communications Corporation has caused its corporate seal to be hereunto affixed and this statement to be executed by its President and Secretary this ___ day of June __, 1999.

(CORPORATE SEAL)


                                   ___________________________________________
                                   Steven E. Bernstein, President


                                   ___________________________________________
                                   Robert M. Grobstein, Secretary

     IN WITNESS WHEREOF, the undersigned hereby affix their hands and seals effective as of June ___, 1999.

                              ABS Capital Partners II, L.P.


                              By:  ABS Partners II, L.L.C., its General Partner

                              /s/ Donald Hebb, Jr.
                              -----------------------------------------
                              By: Donald Hebb, Jr.
                              Managing Member


                              Advent Atlantic & Pacific III, L.P.
                              By: TA Associates AAP III Partners L.P., its
                              General Partner
                              By: TA Associates, Inc., its General Partner

                              /s/ C. Kevin Landry
                              -----------------------------------------
                              By: C. Kevin Landry, Managing Director

                              Advent VII, L.P.
                              By:  TA Associates VII L.P., its General Partner
                              By:  TA Associates, Inc., its General Partner

                              /s/ C. Kevin Landry
                              -----------------------------------------
                              By: C. Kevin Landry, Managing Director

                              TA Venture Investors Limited Partnership

                              /s/ C. Kevin Landry
                              -----------------------------------------
                              By: C. Kevin Landry
                              General Partner

                              TA Associates, Inc.
                              Advent VII, L.P.
                              Advent Atlantic & Pacific IV, L.P.
                              TA Venture Investors L.P.
                              By:  TA Associates VII L.P., General Partner
                              By:  TA Associates, Inc., General Partner

                              /s/ C. Kevin Landry
                              -----------------------------------------
                              By: C. Kevin Landry
                              Managing Director